4Q and FY 2024 Earnings Supplemental ©2024 Caliber Building on a 15-year track record of profitable growth and success

Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at httpp://www.sec.gov CALIBERCO.COM | 8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258 | 480.295.7600 2 T H E W E A L T H D E V E L O P M E N T C O M P A N Y Disclaimers

CALIBER THE WEALTH DEVELOPMENT COMPANY

Today's Speakers



Chris Loeffler
CHIEF EXECUTIVE OFFICER

Chris Loeffler has served as the CEO and Chairman of Caliber's Board of Directors since its inception. As CEO, Chris directs and executes global strategy, oversees investments and fund management, and contributes to private and public capital formation.

As a Co-Founder Chris took an early role forming the Company's financial and operational infrastructure and navigating the vertical integration of all real estate and investment services.



Jade Leung
CHIEF FINANCIAL OFFICER

Jade Leung is Caliber's CFO and corporate secretary. As CFO, Jade oversees all aspects of accounting and controllership, financial planning and analysis, tax, financial reporting, and treasury functions at Caliber.

Jade is also responsible for the strategic direction of Caliber's information technology and data security initiatives.

Prior to joining Caliber, Jade spent 12 years with PwC, where he managed audit and accounting advisory services. Notably, Jade participated in over $1 billion of public market transactions and financing arrangements for companies.

CALIBER THE WEALTH DEVELOPMENT COMPANY 3

CEO Commentary 4T H E W E A L T H D E V E L O P M E N T C O M P A N Y

CALIBER THE WEALTH DEVELOPMENT COMPANY

Why Invest in Caliber (Nasdaq: CWD)?

1. 15+-year history of growth across market cycles with $2.9 billion pool of assets under management and under development
2. Demonstrated track record of delivering unlevered annualized gross internal rate of return (IRR) of 19% on investments sold
3. Large and growing market opportunity with investment in alternative assets forecasted to increase 50% from 2023 to 2028[1]
4. Sizable and loyal customer base with estimated $13 billion in net worth; successful track record of fundraising to over $743 million since inception
5. Fit for purpose business model with distinct competitive advantages including in-house services model and focus on underserved, complex, middle-market real estate in the Western U.S.
6. Poised for next level of growth with scalable infrastructure and focused value-creation model
7. Experienced, cycle tested management team with significant insider ownership

(1) Preqin Future of Alternatives 2028 report, October 2023

CALIBER THE WEALTH DEVELOPMENT COMPANY
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Caliber… In Three Numbers 6T H E W E A L T H D E V E L O P M E N T C O M P A N Y 15yrs 19% IRR $2.9 Billion* *AUD & AUM

Publicly Traded Parent Operates Investment Funds 7T H E W E A L T H D E V E L O P M E N T C O M P A N Y Caliber Nasdaq: CWD RE Fund 1 RE Fund 2 Hotel UPREIT

8 BEHAVIORAL HEALTH HOSPITAL HOSPITALITY/HOTEL MULTI-FAMILY HOUSING OPPORTUNITY ZONE ASSETS We Invest in Real Estate Where Most Others… Don’t

9T H E W E A L T H D E V E L O P M E N T C O M P A N Y The Best Opportunities are in the Middle-Market Middle-Market Assets • $5 to $50 million per project • Large opportunity set • Highly-fragmented market • Less competition • Caliber’s in-house services model enables access Middle Market Geographies • Demonstrated Population & Job Growth • Underserved in terms of financing options • Opportunity Zone tax incentives • Local tax incentives • Trends post-pandemic

CALIBER THE WEALTH DEVELOPMENT COMPANY

We Solve Our Clients' Financial Needs

Clients who invest in Caliber's Funds seek three primary outcomes:

Desired Outcome	Caliber Product
Income	Lending, CORE Plus, Value Add
Growth	Distressed and Special Situations, Adaptive Re-Use & Development
Tax Planning/Reduction	Opportunity Zone Funds, 1031 Investments

Our Job Is Simple: Deliver Returns Clients Expect In All Market Conditions

CALIBER THE WEALTH DEVELOPMENT COMPANY 10

Our Market Is Growing Dramatically 11T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Preqin Future of Alternatives 2028 report, October 2023 *Forecast 10.1 16.3 24.5 0 5 10 15 20 25 30 2019 2024* 2028* A ss e ts U n d e r M a n a g e m e n t ($ tr ill io n ) $24.5 Trillion in Global Alternative AUM Forecasted by 2028 CAGR: 10.3%

Performance Allocations Asset Management Revenue We Have Multiple Revenue Streams 12T H E W E A L T H D E V E L O P M E N T C O M P A N Y Note: asset services performed in-house at market rates.

Increasing The Money We Manage/Invest Is A Core Growth Driver


Caliber Private Client Sales
Caliber Wholesale
Caliber Institutional
High Net-Worth Investors
Registered Investment Advisors & Independent Broker-Dealers
Family Offices
Boutique Institutions

CALIBER THE WEALTH DEVELOPMENT COMPANY
13

Caliber Hospitality Trust – Another Path To Revenue Growth 14T H E W E A L T H D E V E L O P M E N T C O M P A N Y Using the Caliber infrastructure to launch public investment products

Consistent Growth – A Model We’ve Succeeded With For 15 Years 15T H E W E A L T H D E V E L O P M E N T C O M P A N Y Raise Capital Grow Assets Under Management Grow Revenue

CALIBER THE WEALTH DEVELOPMENT COMPANY

Caliber Earns More Per Dollar in AUM

Caliber has optimized in-house and third-party services to maximize control and profitability

Caliber's In-House Services Model: Increased Control & Multiple Revenue Streams

In-House Revenues:
- Fund Management Fees
- Performance Allocations (Carried Interest)
- Fund Set-Up Fees
- Financing Fees
- Real Estate Development Fees
- Brokerage Fees

Outsourced:
- Low-Margin, High-Volume Services

Traditional Asset Managers: Lower Control & Fewer Revenue Opportunities

In-House Revenues:
- Asset Management
- Performance Fees (Carried Interest)

Outsourced:
- All Additional Services

Source: Caliber's estimates and internal research reviewing comparable business models

CALIBER THE WEALTH DEVELOPMENT COMPANY 16

Path Forward for Enterprise Value Growth 17T H E W E A L T H D E V E L O P M E N T C O M P A N Y Fundraising Product Innovation Acquisitions

Our Interests Are Aligned – Insiders Own ~50% Of Our Stock


Chris Loeffler
CHIEF EXECUTIVE OFFICER


Jennifer Schrader
PRESIDENT


Jade Leung
CHIEF FINANCIAL OFFICER

The people who built Caliber, still manage Caliber


Ignacio Martinez
CHIEF OPERATING OFFICER


Roy Bade
CHIEF DEVELOPMENT OFFICER


Yaron Ashkenazi
HEAD OF HOSPITALITY

With a growing team of talented executives

CALIBER THE WEALTH DEVELOPMENT COMPANY 18

CALIBER THE WEALTH DEVELOPMENT COMPANY

Independent Board Committed to Strong Corporate Governance

Our Directors

Public Company, Asset Management, Real Estate and Public Company Experience

- **Chris Loeffler** – Chief Executive Officer & Co-Founder
- **Jennifer Schrader** – President & Co-Founder
- **Dan Hansen** – Lead Independent Director
- **William J. Gerber** – Director
- **Michael Trzupek** – Director
- **Lawrence X. Taylor** – Director

Commitment to Corporate Governance

✓ 5+ year history of public company reporting; Big 4 auditor
✓ Established Board Committees and Charters
✓ Commitment to sustainable business practices

CALIBER THE WEALTH DEVELOPMENT COMPANY 19

4Q and FY 2024 Financial Highlights 20T H E W E A L T H D E V E L O P M E N T C O M P A N Y

CALIBER THE WEALTH DEVELOPMENT COMPANY

Fiscal Year 2024 – Summary Highlights

Financial Measures

- Platform revenue of $21.0 million, primarily driven by asset management revenue
- Platform net loss attributable of $19.6 million, or $0.89 per diluted share, largely impacted by $8.6 million of one-time non-cash allowances and write-downs in accounts receivable and investments
- Platform Adjusted EBITDA loss of $2.7 million

Metrics

- Fair value assets under management of $794.9 million
- Managed capital of $492.5 million

Corporate

- On November 26, 2024, Caliber raised capital of $2.0 million from the sale of its series A non-cumulative preferred stock and warrants to one investor.
- On March 17, 2025, Caliber announced it had been qualified by the U.S. Securities and Exchange Commission to offer Series AA Cumulative Preferred Stock to raise up to $20.0 million through the offering of 800,000 shares with an initial stated value of $25.00 per share.
- On March 20, 2025, Caliber entered into a securities purchase agreement with Mast Hill Fund L.P. ("Mast"), issuing a senior secured promissory note worth up to $1,666,666.67, a warrant for 200,000 shares of Class A common stock at $0.75 per share, and 200,000 shares of common stock. Simultaneously, the Company also entered into an equity purchase agreement with Mast to sell up to $25 million of common stock. This agreement also includes a common stock purchase warrant for an additional 200,000 shares at $1.50 per share.
- On March 27, 2025, Caliber announced the launch of the Caliber 1031 Exchange, a full-service program that offers accredited investors access to highly curated real estate investment opportunities, enabling them to defer capital gains while diversifying their portfolios.

CALIBER THE WEALTH DEVELOPMENT COMPANY 21

$23,945 $8,687 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Q4'23 Q4'24 (0 0 0 s) Total Consolidated Revenue* 4th Quarter Summary Results 22T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Caliber reports Net (Loss) Income (per common share) $(0.11) Q4’23 $(0.51) Q4’24 $7,187 $4,588 $- $2,000 $4,000 $6,000 $8,000 $10,000 Q4'23 Q4'24 (0 0 0 s) Total Platform Revenue Asset Mgmt Fees Performance Allocations Platform Adj. EBITDA (Loss) (000’s) $ 1,553 Q4’23 $(1,002) Q4’24 *As previously communicated, Caliber has simplified the presentation of its financial performance by deconsolidating certain assets from the Company’s financials. As a result, the year-over-year comparisons of Caliber’s GAAP financial performance are not meaningful.

4th Quarter – Historical Summary Results



Total Platform Revenue
$10,000
$8,000
$6,000
$4,000
$2,000
$-
(000s)
$6,350
$3,373
$3,728
$7,187
$4,726
$4,212
$7,416
$4,588
1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24
Asset Mgmt
Performance



Managed Capital
$700
$600
$500
$400
$300
$200
$100
$-
(000,000s)
$392
$402
$412
$438
$454
$470
$485
$493
1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24



Adjusted EBITDA
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
(000s)
$1,034
$(2,327)
$(1,511)
$1,553
$(1,669)
$(2,451)
$2,412
$(1,002)
1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24



FV AUM
$900
$800
$700
$600
(000s)
$807
$825
$823
$741
$767
$773
$807
$795
1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24

CALIBER THE WEALTH DEVELOPMENT COMPANY
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4Q and FY 2024 Financial Review 24T H E W E A L T H D E V E L O P M E N T C O M P A N Y

GAAP Income Statement 25T H E W E A L T H D E V E L O P M E N T C O M P A N Y

GAAP Income Statement (cont.) 26T H E W E A L T H D E V E L O P M E N T C O M P A N Y

GAAP Balance Sheet 27T H E W E A L T H D E V E L O P M E N T C O M P A N Y CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

GAAP Balance Sheet (concl.) 28T H E W E A L T H D E V E L O P M E N T C O M P A N Y

GAAP Balance Sheet (cont.) 29T H E W E A L T H D E V E L O P M E N T C O M P A N Y CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

https://www.caliberco.com/ CaliberCos NASDAQ: CWD Contacts: Chris Loeffler, CEO Chris.Loeffler@CaliberCo.com Lisa Fortuna, Investor Relations, Financial Profiles lfortuna@finprofiles.com

Appendix 31T H E W E A L T H D E V E L O P M E N T C O M P A N Y

32T H E W E A L T H D E V E L O P M E N T C O M P A N Y Non-GAAP Measures We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provides investors a view of the performance attributable to CaliberCos Inc. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non- GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Asset Management Platform or Platform Platform refers to the performance of the Caliber asset management platform segment, which generates revenues and expenses from managing our investment portfolio, which does not include any consolidated assets or funds. These activities include asset management, transaction services, and performance allocations. Management believes that this is an important view of the Company because it communicates performance of the Company that would be most useful for understanding the value of CWD. Fee-Related Earnings and Related Components Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee-based revenues, focusing on whether our core revenue streams, are sufficient to cover our core operating expenses. Fee-Related Earnings represents the Company’s net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and gain (loss) on extinguishment of debt, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. Distributable Earnings Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our GAAP results assessing the amount of earnings available for distribution. NON-GAAP Measures

33T H E W E A L T H D E V E L O P M E N T C O M P A N Y Platform Earnings Platform Earnings represents the performance of the Caliber asset management platform segment, which generates revenues and expenses from managing our investment portfolio, excluding any consolidated assets or funds. Platform Earnings per Share Platform Earnings per Share is calculated as Platform Earnings divided by weighted average CWD common shares outstanding. Platform Adjusted EBITDA Platform Adjusted EBITDA represents the Company’s Distributable Earnings adjusted for interest expense, the share repurchase costs related to the Company’s Buyback Program, other income (expense), and provision for income taxes on a basis that deconsolidates our consolidated funds (intercompany eliminations), Loss on CRAF Investment Redemption, Gain on extinguishment of Payroll Protection Program loans, and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. Consolidated Adjusted EBITDA Consolidated Adjusted EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items. The following tables presents a reconciliation of net (loss) income attributable to CaliberCos Inc. to Fee-Related Earnings, Distributable Earnings, Caliber Adjusted EBITDA, and Consolidated Adjusted EBITDA for the quarters and years ended December 31, 2024, and 2023 (in thousands): NON-GAAP Measures

Platform Income Statement 34T H E W E A L T H D E V E L O P M E N T C O M P A N Y ASSET MANAGEMENT PLATFORM(1) (AMOUNTS IN THOUSANDS) (UNAUDITED)

Platform Income Statement (Cont.) 35T H E W E A L T H D E V E L O P M E N T C O M P A N Y ASSET MANAGEMENT PLATFORM(1) (AMOUNTS IN THOUSANDS) (UNAUDITED)

Platform Income Statement (Cont.) 36T H E W E A L T H D E V E L O P M E N T C O M P A N Y ASSET MANAGEMENT PLATFORM(1) (AMOUNTS IN THOUSANDS) (UNAUDITED)

Platform Income Statement (Cont.) 37T H E W E A L T H D E V E L O P M E N T C O M P A N Y ASSET MANAGEMENT PLATFORM(1) (AMOUNTS IN THOUSANDS) (UNAUDITED)

NON-GAAP Reconciliations 38T H E W E A L T H D E V E L O P M E N T C O M P A N Y

NON-GAAP Reconciliations (cont.) 39T H E W E A L T H D E V E L O P M E N T C O M P A N Y

NON-GAAP Reconciliations (cont.) 40T H E W E A L T H D E V E L O P M E N T C O M P A N Y

NON-GAAP Reconciliations (cont.) 41T H E W E A L T H D E V E L O P M E N T C O M P A N Y

NON-GAAP Reconciliations (cont.) 42T H E W E A L T H D E V E L O P M E N T C O M P A N Y